Exhibit 10.1

11/98(R021103) 000038022	* LOAN1000 *

MASTER SECURITY AGREEMENT

Dated as of October 28, 2003 (“Agreement”)

THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”) and BIOLEX, INC. (“Debtor”). Secured Party has an office at 401 Merritt 7 Suite 23, Norwalk, CT 06851-1177. Debtor is a corporation organized and existing under the laws of the state of Delaware (“the State”). Debtor’s mailing address and chief place of business is 158 CREDLE STREET, PITTSBORO, NC 27312.

1.	CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement (“Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively “Notes” and each a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”).

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

(a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

(h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

(j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

(k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called “Permitted Liens”); and

(l) Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

3.	COLLATERAL.

(a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

(b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

(e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

(f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.	INSURANCE.

(a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints-Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.	REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party Debtor’s complete financial statements, certified by a recognized firm of certified public accountants, within one hundred twenty days (120) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor’s quarterly financial reports certified by Debtor’s chief financial officer, within ninety (90) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6.	FURTHER ASSURANCES.

(a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

(b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor’s name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

(c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.	DEFAULT AND REMEDIES.

(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 4;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

(vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

(vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

(viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

(x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days; or

(xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.

(b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

(c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

(d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

(e) Debtor agrees to pay all reasonable attorneys’ fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

(f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.	MISCELLANEOUS.

(a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever.

Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confine in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

(d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	Biolex, Inc.

By:	By:

Name:	Name:

Title:	Title:

AMENDMENT

THIS AMENDMENT is made as of the 28th day of October 2003, between General Electric Capital Corporation (“Secured Party”) and Biolex, Inc. (“Debtor”) in connection with that certain Master Security Agreement, dated as of October 28, 2003 (“Agreement”). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

5.	REPORTS.

Subsection (b) is hereby amended in its entirety and replaced with the following:

“(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor’s president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor’s Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission (“SEC”). All such statements are to be prepared using generally accepted accounting principles (“GAAP”) and, if Debtor is a publicly held company, are to be in compliance with SEC requirements.”

7.	DEFAULT AND REMEDIES.

Subsection (a) is hereby amended in its entirety and replaced with the following:

“(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure the breach within ten (10) days;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 4;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

(vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

(vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

(viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

(x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

(xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral; or

(xiii) Debtor defaults under any other material obligation, not disputed for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement.

(xiv) At any time during the term of this Agreement Debtor sells more than 50% of its interest in the company to another corporation or business or all or substantially all of its assets without Secured Party’s prior written consent.

(xv) There is a material adverse change in the Debtor’s financial condition as determined solely by Secured Party.”

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with the Agreement by signature of their respective authorized representative set forth below.

General Electric Capital Corporation	Biolex, Inc.

By:	By:

Name:	Name:

Title:	Title:

Equipment Concentration Rider

Biolex, Inc. (“Customer”), on or before October 15, 2004, shall cause the composition and mix of Equipment financed after October 28, 2003 under the Master Security Agreement dated as of October 28, 2003 between Biolex, Inc. and General Electric Capital Corporation to conform to and meet the following concentration requirements (hereinafter “Concentration Requirements”) for each class of Equipment (hereinafter “Equipment Class”) as identified and set forth below. Customer herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement from and after such above referenced date and continuing thereafter to the end of the term:

Equipment Class	Concentration Requirement
Laboratory & scientific equipment:	Minimum of 67%

Computers, networking equipment, & similar:	Maximum of 13%

Soft costs (leaseholds, software, & similar):	Maximum of 20%

Accepted and Agreed: Biolex, Inc.

Biolex, Inc.,

By:

Title:

Date:

(3/91)4148254254	*LOAN3009*

COLLATERAL SCHEDULE NO. 001

THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of October 28, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and BIOLEX, INC. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                              in the original principal amount of $214,704.69.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	BIOLEX, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

(3/91)4148254254	*LOAN3006*

ANNEX A

TO

COLLATERAL SCHEDULE NO. 001

TO MASTER SECURITY AGREEMENT

DATED AS OF October 28, 2003

CERTIFICATE OF DELIVERY/INSTALLATION

To:	General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”)

Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the “Loan”), the undersigned (“Debtor”) hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer, (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on                              and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number of Units	Manufacturer	Serial Numbers	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

BIOLEX, INC.

By:

Name:

Title:

Date:

3007 (3/91) 4148254254	*LOAN3007*

Date

General Electric Capital Corporation

401 Merritt 7 Suite 23

Norwalk, CT 06851-1177

Gentlemen:

You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated                              and secured by that Security Agreement or Chattel Mortgage dated October 28, 2003, as follows:

Biolex, Inc.	$219,633.48
General Electric	$71.21 (Interim Interest)

Applied $366.25 to Interim Interest from Good Faith Deposit.

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,

BIOLEX, INC.

By:

Name:

Title:

Company Name:	Biolex, Inc.	FUNDING DATE 30/11/03
Equipment Location(s):	158 Credle Street
Pittsboro, NC 27513

Inv Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer # Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	90 Days	Comments
1.	Cole Palmer	5188361	09/11/03	Drive, Mflex, IP 115V	1	H03000361	303	1,025.00		8127	Yes	4,704.45	LAB	NO
									$1,025.00
2.	Agilient	Y3W4467	10/10/2003	1100 Series Fraction Collec	1	DE14900225	317	4,600.00		8272	Yes	4,600.00	LAB	NO
									$4,600.00
3.	Bio Rad	2935754	9/26/2003	Trans-Blot SD Cell	1	221BR 27144	310	1,375.00		8186	Yes	1,500.84	LAB	NO
									$1,375.00
4.	Dennis Delgais	2003-62	9/19/2003	Construction GMP Labour and Material to construct 250’ of 16’- 0” wall	1	N/A	N/A	11,662.25		8039	Yes	11,662.25	SOFT	NO
		2003-65	10/6/2003	Construction GMP Labour and Material to paint 250 sqft wall, l paint doors and frames remove and install new sheetrock	1	N/A	N/A	5,890.48		8130	Yes	5,890.48	SOFT
									$17,552.73
5.	Fisher	331591	9/11/2003	Accu AR 50 Cond Meter	1	AR93312413	304	1,705.54		8158	Yes	5,51.24	LAB	NO
		844953	9/30/2003	Basic Balance 310g	1	1122382938	311	1,246.98		8235	Yes	1,950.33	LAB	NO
		954022	10/3/2003	Eppendorf Centrifuge	1	542542770/0042770	313	1,948.00	$4,900.52	8289	Yes	6,066.40	LAB	NO
6.	Pall Treinity Micro	3637	10/9/2003	Centrasette 5 W/2	1	370015-098	306	9,655.00		8311	Yes	24,689.13	LAB	NO
		3638	10/9/2003	Centrasette Hdwe	2	370303-153 &	307	11,140.00		8311	Yes	24,689.13	LAB	NO
						370303-178	308	0.00	$20,795.00				LAB	NO
7.	Amersham Biosciences	1774035	9/11/2003	Index Column 70/500	1	0301/0604	305	2,228.00		8149	Yes	4,374.58	LAB	NO
		1787489	9/26/2003	Akta Pilot with attachments 50% deposit	1	1097453	314	104,755.00	$106,983.00	8053	Yes	57,327.13	LAB	NO
										8184	Yes	56,332.12
8.	Omega Eng	477168	10/8/2003	Mass Flow Meter	1	6792	321	1,149.00		8309	Yes	2,298.00	LAB	NO
		478047	10/9/2003	Mass Flow Meter	1	6791	322	1,149.00	$2,298.00	8309	Yes	2,298.00	LAB	NO
9.	Price’s Scientific	11236	10/20/2003	Revco Elite 21 Frezer	1	OB112117	323	4,100.00		8316	Yes	35,631.00	LAB	NO
			10/20/2003	Revco 21 Ultima Freezer	1	Z13J-4667761-ZJ	324	5,500.00			Yes		LAB	NO
			10/20/2003	21 CuFT - 80 Upright Fz	1	X07M-S02920-XM	325	6,100.00			Yes		LAB	NO
			10/20/2003	17 CuFt-80 Upright Fz	1	X03M-601827-XM	326	6,100.00			Yes		LAB	NO
			10/20/2003	-86 Upright Fz	1	X03M-601828-XM	327	5,200.00			Yes		LAB	NO
			10/20/2003	PSS1 Double Door Refrig	1		328	1,200.00	$28,200.00		Yes		LAB	NO

Inv Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer # Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	90 Days	Comments
10.	Q-Biogene	10223194	10/3/2003	Fast Prep FP 120A	1	H340117-1A	316	3,972.00		8317	Yes	4,609.00	LAB	NO
									3,972.00
11.	Spike International	3820	9/24/2003	12 Well Shepard Plate	1	N/A	315	739.29		8214	Yes	3,857.79	LAB	NO
		3825	9/26/2003	24 Well Shepard Plates	25	N/A	315	2,842.75	$3,582.04	8214	Yes	3,857.79	LAB	NO
12.	Watson Marlow	85074	9/15/2003	Pump and Pumphead	1	056-4562-000/	309	6,795.00		8143	Yes	6,815.21	LAB	NO
						053-4001-000
		85995	10/10/2003	Model 624Di/L Peristaltic	1	D090587	320	8,085.00	$14,880.00	8332	Yes	8,125.18	LAB	NO
13.	VWR	16234381	9/30/2003	CO2 Analyzer	1	HU 10022	312	1,316.59		8245	Yes	1,936.49	LAB	NO
		16353933	10/10/2003	Refrig Microcentrifuge 22R	1	MHB03F023	319	4,235.29		8331	Yes	5,443.32	LAB	NO
		16380166	10/14/2003	Shaker 4000	1	0703 7335	318	3,989.52	$9,541.40	8351	yes	4,965.49	LAB	NO
							FUNDING TOTAL	219,704.69	$219,704.69

EQUIPMENT LIST

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone, Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Et.

Equip. Code	Total (Cat.)	% of Total
LAB	$202,151.96	92.01%
COMP	$0.00	0.00%
OFC	$0.00	0.00%
SOFT	$17,552.73	7.99%
Total	$219,704.69	100.00%

Biolex, Inc.

By:
Title:

(3/91) 4148254002	*LOAN3009*

COLLATERAL SCHEDULE NO. 002

THIS COLLATERAL SCHEDULE NO. 002 is annexed to and made a part of that certain Master Security Agreement dated as of October 28, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and BIOLEX, INC. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                                         , in the original principal amount of $279,243.42.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

and. including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	BIOLEX, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Company Name:	Biolex, Inc.

Equipment Location(s):		158 Credle Street
Pittsboro, NC 27513

Date of Last Funding		8/8/2003

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?
1	Best Lab Deals	28	11/17/2003	Flammable Store Refrig	1	109U0019	329.00	1,734.46		8483	yes	6,351.06	LAB
		28	11/17/2003	23.1 Cu Ft Freezer	1	209N0008	330.00	1,634.74		8483	yes	6,351.06	LAB
		28	11/17/2003	Low-Temp Incubator	1	B4162152	331.00	2,286.00		8483	yes	6,351.06	LAB
2		152	2/10/2004	4’ Fisher Fume Hood	1	666018	369.00	2,800.00		8924	yes	3,246.00	LAB
3		50	12/23/2003	Shimadzu TOC Analyzer	1	33828585	344.00	11,844.53	$20,299.73	8702	yes	12,773.65	LAB
4	Agilient	100916245	10/30/2003	1100 HPLC	1	DE33224368	332.00	50,350.20		8478	yes	53,618.68	LAB
5		101008124	1/29/2004	Chemsstation Software	1		367.00	1,543.80	$51,894.00	8952	yes	1,543.80	SOFT
6	Scientific Calibra	7540	11/17/2003	Sterlizer	1	30181	347.00	50,000.00		8692	yes	54,200.00	LAB
									$50,000.00
7	Cooper Electric	7230	11/17/2003	Growth Room Const	1	N/A	N/A	30,896.00	$30,896.00	8982	yes	39,079.00	SOFT
8	Comfort Engineers	59056	11/28/2003	Growth Room Const	1	N/A	N/A	17,585.00	$17,585.00	8927	yes	17,585.00	SOFT
9	Biotest Diagnostics	247352	1/27/2004	Standard RCS Air Sampler	1	27101	365.00	1,975.00		8956	yes	2,260.61	LAB
					1
					1				$1,975.00
10	Percival Scientific	40205	12/18/2003	Md I-30BLL Incubator	2	5649.01.03L	345 & 346	15,820.00		8714	yes	16,204.64	LAB
						5649.02.03L
									$15,820.00
11	Blue Mountain Rs	36738	1/14/2004	Calibration Software	1		364.00	2,895.00		8857	yes	2,895.00	SOFT	NO
					1				$2,895.00

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?
12	Insight	A2340438	1/9/2004	HP Color 2500N Laser	1	CNGHB39670	362.00	1,278.67		8820	yes	1,475.17	OFC	NO
					1				$1,278.67
13	Apex Biosciences	1035	10/7/2003	100L SS Tank	1	01GN056298	334.00	3,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	250L SS Tank	1	SCSDC9067	335.00	2,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	1000L SS Tank	1	CSDC29022	336.00	2,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Gruenberg Oven	1	27334	337.00	4,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Lynx Floor Scale	1	5114241-5MA	338.00	1,200.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Filtration Skid Large	1	97-11-7738A	339.00	2,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Filtration Skid Small	1	01GN054006	340.00	1,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Filtra Skid Flat 1SU24003	1	1GN025992	341.00	1,500.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Filtra Skid Flat 1SU24003	1	01GN051143	342.00	1,000.00		8559	yes	30,199.00	LAB
		1035	10/7/2003	Filtra Skid Intergrity Test	1	WFC2001-OC	343.00	1,000.00		8559	yes	30,199.00	LAB
					1				$18,700.00				LAB
14	eQuipSell	144	11/12/2003	Micro-Osmometer 3300	1	9911 1062M	333.00	3,000.00		8399	yes	3,000.00	LAB	NO
									$3,000.00
15	Dell		10/2/2003	Latitude D600	1	BWX6M31	357.00	2,661.00		Credit Card	yes	2,793.83	COMP
16			10/23/2003	Pentium M Processor	1	CNFDP31	358.00	3,141.00		Credit Card	yes	3,381.22	COMP
17		534426177	11/17/2003	Precision M 60	1	CVQWS31	259.00	3,184.00	$8,986.00	Credit Card	yes	3,406.87	COMP
18	Wintech Computer	40865	1/30/2004	P4 Computer	1	ABBF34802262-40865	366.00	1,548.50	$1,548.50	8870	yes	1,656.90	COMP	NO
19	Amersham	1893635	2/4/2009	Index 100/500 Column	1	0311/207	370.00	2,869.00		9007	no	17,435.34	LAB
20/21		190135/1902695	2/18/2004	Index 100/500 Column	1	0310/203	372.00	2,869.00	$5,738.00	9092	no	7,785.13	LAB
22	VWR	17255790	1/15/2004	AB204 Analytical Balan	1	1122310704	363.00	2,144.67		8869	yes	2,621.43	LAB	NO
23		17392982	2/4/2004	6’ Clean Bench/Stand	1	40114978	371.00	6,123.85		9050	no	7,711.79	LAB	NO
					1				$8,268.52
24	Nuaire	20033602	2/13/2004	Class II Safety Cabinets	6	88856020504, 88857020504	373, 374, 375,	37,584.00	$37,584.00	9075	no	39,640.41	LAB
						88858020504, 88861020504	376, 377, 378
						88862020504, 88905020904
25	Ultrapure Techn	25985	1/29/2004	#227B Hand Particle Count	1	40100065	368.00	2,775.00	$2,775.00	8950	yes	2,780.39	LAB

							FUNDING TOTAL	279,243.42	$279,243.42

Equipment Code List

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone, Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Etc.

Equip. Code	Total (Cat.)	% of Total
LAB	214,510.45	77%
COMP	10,534.50	4%
OFC	1,278.67	0%
SOFT	52919.8	19%
Total	279,243.42	100%

NAME OF CUSTOMER

By:
Title:

(R020403) 414825-4002	*LOAN3006*

ANNEX A

TO

COLLATERAL SCHEDULE NO. 002

TO MASTER SECURITY AGREEMENT

DATED AS OF October 28, 2003

CERTIFICATE OF DELIVERY/INSTALLATION

To:	General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”)

Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the “Loan”), the undersigned (“Debtor”) hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer, (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on                              and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number of Units	Manufacturer	Serial Numbers	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

BIOLEX, INC.

By:

Name:

Title:

Date:

(3/91)4148254254	* LOAN3009 *

COLLATERAL SCHEDULE NO. 003

THIS COLLATERAL SCHEDULE NO. 003 is annexed to and made a part of that certain Master Security Agreement dated as of October 28, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and BIOLEX, INC. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                              in the original principal amount of $145,951.59.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	BIOLEX, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Company Name:	Biolex, Inc.

Equipment Location(s):		158 Credle Street
Pittsboro, NC 27513

Date of Last Funding		8/8/2003

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?
1	Cooper Electric	7230	2/1/2004	GMP Construction	1	N/A		30,896.00		8982	yes	39,079.00	Soft
1		7230	2/2/2004	GMP Construction	1	N/A		2,208.00		8982	yes	39,079.00	Soft
2		7339	3/11/2004	GMP Construction	1	N/A		2,054.00		9129	yes	2,054.00	Soft
									$35,158.00
3	Dell	—	3/3/2004	Dell Lattitude Laptop	1	5BZSF41	379.00	2,872.49		9131	yes	3,073.64	Comp
									$2,872.49
4	Nycom	Y42000101	2/19/2004	Modular Steel Casework	1	—	380.00	8,126.28		9076	yes	10,634.51	Lab
									$8,126.28
5	Comfort Engineers	59056	2/1/2004	GMP Construction	1	N/A		17,585.00	$17,585.00	8927	yes	17,858.00	Soft
6	Digital Analysis	80002946	3/25/2004	Payment on Biosystem	1	N/A		20,064.60	$20,064.60	9238	CALL	20,064.60	Soft
7	Dennis Delgais	2004-5	2/9/2004	GMP Construction	1	N/A		1,175.00		8878	yes	1,175.00	Soft
8		2004-7	2/17/2004	GMP Construction	1	N/A		1,280.50		8959	yes	1,550.17	Soft
9		2004-35	4/19/2004	GMP Construction	1	N/A		36,155.88		9359	CALL	36,155.88	Soft
10		2004-24	3/29/2004	GMP Construction	1	N/A		2,678.00	$41,289.38	9209	CALL	5,047.75	Soft
11	Phoenix Imperative	3404	2/23/2004	GMP Construction	1	N/A		43,176.00		9139	yes	49,121.06	Soft

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?
12		3492	3/16/2004	GMP Construction	1	N/A		6,586.00		9260	CALL	40,920.05	Soft
13		3469	3/16/2004	GMP Construction	1	N/A		29,171.55	$78,933.55	9260	CALL	40,920.05	Soft
14	Aaron Rents	13691005799	4/13/2004	Conference Table	1	N/A		330.00		9373	yes	2,000.90	Ofc	NO
		13691005799	4/13/2004	Conference Table	4	N/A		1,540.00	$1,870.00	9373	yes	2,000.90	Ofc
15	Percival	40536	3/19/2004	Incubator	1	5754.01.04C	385.00	8,960.00		9391	yes	9,275.78	Lab	NO
									$8,960.00
									$0.00
														NO
									$0.00
									$0.00
									$0.00					NO
									$0.00
														NO
														NO
									$0.00
									$0.00
									$0.00

							FUNDING TOTAL	214,859.30	$214,859.30

Equipment Code List

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone, Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Etc.

Equip. Code	Total (Cat.)	% of Total
LAB	17,086.28	8%
COMP	2,872.49	1%
OFC	1,870.00	1%
SOFT	193030.53	90%
Total	214,859.30	100%

NAME OF CUSTOMER

By:

Title:

ANNEX A.

TO

COLLATERAL SCHEDULE NO. 003

TO MASTER SECURITY AGREEMENT

DATED AS OF October 28, 2003

CERTIFICATE OF DELIVERY/INSTALLATION

To:	General Electric Capital Corporation (together with its successors and assigns, any, “Secured Party”)

Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the “Loan”), the undersigned (“Debtor”) hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer, (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on                              and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number of Units	Manufacturer	Serial Numbers	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

BIOLEX, INC.

By:

Name:

Title:

Date:

3007 (3/91) 4148254254	*LOAN3007*

Date

General Electric Capital Corporation

401 Merritt 7 Suite 23

Norwalk, CT 06851-1177

Gentlemen:

You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated                              and secured by that Security Agreement or Chattel Mortgage dated October 28, 2003, as follows:

Biolex, Inc.	$145.951.59

Applied $35.96 to Interim Interest and $207.29 to First Payment from Good Faith Deposit.

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,

BIOLEX, INC.

By:

Name:

Title:

(3/91)4148254004	*LOAN3009*

COLLATERAL SCHEDULE NO. 004

THIS COLLATERAL SCHEDULE NO. 004 is annexed to and made a part of that certain Master Security Agreement dated as of October 28, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and BIOLEX, INC. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                              in the original principal amount of $296,957.11.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	BIOLEX, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Company Name:	Biolex, Inc.	DEPRECIATION DATE	05/31/04
Equipment Location(s):	158 Credle Street	LAST FUNDING DATE	04/30/04
Pittsboro, NC 27312

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment?	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?	Comments
1	Cooper Electric	7368	04/26/04	GMP Construction	1			$76,000.00	$76,000.00	9441	Y	$76,000.00	SOFT	N	YES	Please verify for progress billing and also verify location for sevice execution, as on invoice Sold to address is “480 Hillsboro Street, suite 100, Pittsboro NC 27312”.

2	Percival Scientific	40661	04/16/04	Incubator md l-36LL	2	6108.02.04D & 6108.01.04D	388 & 387	$21,160.00	$21,160.00	9499	Y	$21,545.00	LAB	N	YES	Please provide copy of invoice to match details.

3	Comtrex Corp.	AD10000446	05/10/04	AutoCad 2005 CD Full system	2	341-93951536 & 341-93951635		$6,390.00	$6,390.00	9537	Y	$6,847.30	COMP	N	NO

4	Best Lab Deals	361	05/25/04	Uvikon 930 Spectrophotometer	1			$3,500.00	$3,500.00	9654	Y	$4,213.40	LAB	N	NO

5	Digital Analysis	80002946	03/25/04	Payment on Biosystem	1			$0.00		9238	N	$20,064.60	LAB	N	YES	Please provide copy of invoice and proof of payment for entire vendor and also claimed amount for this vendor is $0.00 , Please verify the same.

		80002976	05/07/04	Payment on Biosystem	1			$0.00	$0.00	9515	N	$40,129.20	LAB	N	NO

6	Dennis Delgais	2004-41	05/07/04	GMP Construction	1			$19,167.48		9491	Y	$19,167.48	SOFT	N	NO	Please verify location for sevice execution for entire vendor as we don’t have bill to / ship to address on the invoices.

		2004-54	06/01/04	GMP Construction	1			$27,431.35	$46,598.83	9658	Y	$27,431.35	SOFT	N	NO

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment?	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?	Comments
7	Fisher Scientific	6225512	05/17/04	Accument AR50 115V	2	AR93314713 & AR93314712	391 & 392	$2,723.28	$2,723.28	9717	Y	$3,130.24	LAB	N	NO

8	Lancer USA Inc.	27759	03/23/04	Washer Super drying PCM	1	3V060073	382	$140,585.00	$140,585.00	9721	Y	$140,585.00	LAB	N	YES
							FUNDING TOTAL	296,957.11	$296,957.11

Equipment Code List

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone, Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Etc.

Equip. Code	Total (Cat.)	% of Total
LAB	$167,968.28	57%
COMP	$6,390.00	2%
OFC	$0.00	0%
SOFT	$122,598.83	41%
Total	$296,957.11	100%

Biolex, Inc.

By:

Title:

(R020403)4148254004	*LOAN3006*

ANNEX A

TO

COLLATERAL SCHEDULE NO. 004

TO MASTER. SECURITY AGREEMENT

DATED AS OF October 28, 2003

CERTIFICATE OF DELIVERY/INSTALLATION

To:	General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”)

Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the “Loan”), the undersigned (“Debtor”) hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on                              and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number of Units	Manufacturer	Serial Numbers	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

BIOLEX, INC.

By:

Name:

Title:

Date:

3007 (3/91) 4148254004	* LOAN3007 *

Date June 17, 2004

General Electric Capital Corporation

83 Wooster Heights Road

Danbury, CT 06810

Gentlemen:

You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated                              and secured by that Security Agreement or Chattel Mortgage dated October 28, 2003, as follows:

Biolex, Inc.	$296,957.11

Applied $1,041.66 to Interim Interest and $383.78 to First Payment from Good Faith Deposit

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,

BIOLEX, INC.

By:

Name:

Title:

1(3/91)4148254005	*LOAN3009*

COLLATERAL SCHEDULE NO. 005

THIS COLLATERAL SCHEDULE NO. 005 is annexed to and made a part of that certain Master Security Agreement dated as of October 28, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and BIOLEX, INC. as Debtor and describes collateral in which Debtor has granted Secured Party a secured interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                                          in the original principal amount of $125,046.92.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	BIOLEX, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Company Name:	Biolex, Inc.

Equipment Location(s):		158 Credle Street
Pittsboro, NC 27513

Date of Last Funding		8/8/2003

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?
1	Wintech Computer Systems Inc.	41812	5/4/2004	IBM PC 300PL	2	1S656395U23RPMFK		788.00		9505	yes	1,038.97	Comp
		42346	7/7/2004	IBM Thinkpad	1	99-CDLVG	404	3,340.00		9999	yes	3,652.98	Comp
		41960	6/1/2004	HP ProCurve 4000M Switch	1	3862H165	398	1,594.00		9698	yes	5,135.26	Comp
		41960	6/1/2004	Procurve Switch 100base	1			694.00	$6,416.00	9698	yes	5,135.26	Comp
2	Atacom INC.	BOA Credit Card	6/12/2004	Video/Graphics Card	1	NA	399	1,279.95		Credit Card	yes	1,309.93	Comp
									$1,279.95
3	PC Connection	BOA Credit Card	6/12/2004	Sony VAIO Notebook	1	J0002BHC	400	2,106.94		Credit Card	yes	2,598.06	Comp
									$2,106.94
4	Fluid Flow	F-01566-0	6/8/2004	PTRIN Filter Housing	1	15123X	397	2,457.00	$2,457.00	9854	yes	2,694.80	Lab
5	Amersham	2010676	6/23/2004	UV-Monitor UV-1	1	1134956	401	2,657.00		9941	yes	2,843.00	Lab
									$2,657.00	0		0.00
6	AC Controls	1-84852-0	6/26/2004	Honeywell Recorder	1	0424Y463366500001	402	5,870.00		9936	yes	6,315.38	Lab
								0.00				0.00
								0.00	$5,870.00			0.00

Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Proof of Payment	Ck Amt	Equip Code	> 90 Days?	Do we need to check previous schedules for duplication?
7	Dell	Credit Card	6/28/2004	Computer tower/ monitor	1	BJPZ451	403	759.00		Credit Card	yes	843.20	Comp
								0.00	$759.00			0.00
8	National Instrum	1335171	06/0/2004	Labview Pro Software	1	na	405	4,095.00		9810	yes	6,834.51	Comp
									$4,095.00
9	Aloi Materials Holding Inc	6276	7/8/2004	SS Clean Table	1	na	406	1,692.00		10047	yes	1,885.34	Lab
									$1,692.00
10	Ultrapure Tech.	27372	7/29/2004	Lab Sink Station	1	YS-FPT-001-00	408	5,464.80		10076	yes	5,464.80	Lab	NO
									$5,464.80
11	Comfort Engineers	6510429	6/28/2004	Air Handling Unit & Plat	1		na	61,817.00		9955	yes	141,708.00	Lab
		6510429	6/28/2004	Steam Generator	1		na	27,757.00		9955	yes	141,708.00	Lab
									$89,574.00
12	Nycom Inc.	Y420033901	4/30/2004	Acid Base Cabinet	1	na	409	755.23	$755.23	9575	yes	1,159.10	Lab	NO
13	Prices Scientific Services Inc.	12220	6/30/2004	Chart Recorders	2		na	1,920.00		9982	yes	2,350.45	Lab
									$1,920.00
14	Security Solution	98169	6/30/2004	Acess Control Sys	1		na	0.00		9927	yes	16,616.95	Lab	NO
														NO
									$0.00
									$0.00
									$0.00

							FUNDING TOTAL	125,046.92	$125,046.92

Equipment Code List

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone, Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Etc.

Equip. Code	Total (Cat.)	% of Total
LAB	110,390.03	88%
COMP	14,656.89	12%
OFC	0.00	0%
SOFT	0	0%
Total	125,046.92	100%

NAME OF CUSTOMER

By:
Title: